SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): March 30, 2005

                FIELDPOINT PETROLEUM CORPORATION
 (Exact name of registrant as specified in its charter)

Colorado	0-9435	84-0811034
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

   1703 Edelweiss Drive, Cedar Park, Texas 78613
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (512) 250-8692

_____________________________________________________
(Former name or former address, if changed since last report)

ITEM 7.01.       REGULATION FD DISCLOSURE
ITEM 8.01        OTHER EVENTS

          On March 30, 2005, the Company issued a press release announcing that it has acquired approximately 3,235 acres of oil and gas leases in Floyd County, Texas. A copy of the press release is attached hereto.

ITEM 9.01:     FINANCIAL STATEMENTS AND EXHIBITS
(a)	Exhibit
Item	Title
99.1	Press Release dated March 30, 2005.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
FIELDPOINT PETROLEUM CORPORATION
Date: March 30, 2005	By: /s/ Ray Reaves Ray Reaves, President